Exhibit 99.1

NextDecade Announces Issuance of Preferred Equity to OGCI Climate Investments

HOUSTON (BUSINESS WIRE) -- March 29, 2021 -- NextDecade Corporation (NextDecade or the Company) (NASDAQ: NEXT) announced today that it has agreed to sell $10 million of Series C Convertible Preferred Stock (Series C Preferred Stock) in a private placement to OGCI Climate Investments Holdings LLP (OGCI Climate Investments).

OGCI Climate Investments is a fund set up by member companies of the Oil and Gas Climate Initiative (OGCI) to catalyze low carbon ecosystems and deliver carbon reduction. One of OGCI Climate Investments’ areas of focus is the capture and storage of carbon dioxide (CCS) in industrial processes including power generation. The fund invests in projects and technologies that are economic and implementable, helping to demonstrate the viability of a global CCS industry.

Earlier this month, NextDecade announced its wholly owned subsidiary, NEXT Carbon Solutions, is developing one of the largest CCS projects in North America at Rio Grande LNG. NEXT Carbon Solutions’ CCS project at Rio Grande LNG is expected to enable the capture and permanent geologic storage of more than five million tonnes of CO2 per year.

“We are pleased to welcome OGCI Climate Investments as a NextDecade investor,” said Matt Schatzman, NextDecade’s Chairman and Chief Executive Officer. “We share a vision of providing the world access to cleaner energy. This capital will enable the further advancement of NextDecade’s proprietary processes to lower the cost of utilizing CCS technology and the realization of the transformative and impactful contributions that we expect to make to the global energy industry and the quest toward a net-zero future.”

“Through its work at Rio Grande LNG, NextDecade demonstrates the economic and operational viability of CCS to deliver carbon reduction,” said Pratima Rangarajan, OGCI Climate Investments’ Chief Executive Officer. “We believe in NextDecade’s vision of delivering the lowest end-to-end emission LNG possible from the Permian and Eagle Ford basins.”

The offer and sale of the Series C Preferred Stock has not been, and will not be, registered under the Securities Act of 1933 (Securities Act), or any other securities laws, and the Series C Preferred Stock cannot be offered or sold except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and any other applicable securities laws. This press release shall not constitute an offer to sell or the solicitation of an offer to buy, nor shall there be any sale of these securities, in any state or jurisdiction in which such offer, solicitation or sale of these securities would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction.

# # #

About NextDecade Corporation

NextDecade Corporation (NextDecade) is committed to providing the world access to cleaner energy. NextDecade, through its wholly owned subsidiaries Rio Grande LNG and NEXT Carbon Solutions, is developing a 27 mtpa LNG export facility in South Texas along with one of the largest carbon capture and storage projects in North America. The Rio Grande LNG facility is expected to be the largest and greenest U.S. LNG export solution linking Permian Basin and Eagle Ford Shale natural gas to the global LNG market. NextDecade’s common stock is listed on the Nasdaq Stock Market under the symbol “NEXT.” NextDecade is headquartered in Houston, Texas. For more information, visit www.next-decade.com.

About OGCI Climate Investments

OGCI Climate Investments is a $1B+ fund launched in 2016 by the Oil and Gas Climate Initiative, a CEO-led initiative that explicitly supports the Paris Agreement and aims to accelerate the industry response to climate change. The initiative’s members include Aramco, bp, Chevron, CNPC, Eni, Equinor, ExxonMobil, Occidental, Petrobras, Repsol, Shell, and Total.

OGCI Climate Investments invests in technologies and projects that reduce methane and carbon dioxide emissions, and that can recycle or store carbon dioxide (carbon capture, utilization, and storage). Achieving significant impact requires global implementation and commercial frameworks – at OGCI Climate Investments, we collaborate with innovators, investors, and governments to fund and implement impactful solutions.

Contacts

Patrick Hughes

phughes@next-decade.com

+1 (832) 209 8131

OGCI@hkstrategies.com

+44 (0) 7825 977265

NextDecade Forward-Looking Information

This press release contains forward-looking statements within the meaning of U.S. federal securities laws including, in particular, statements about the Company’s private placement of Series C Preferred Stock and the use of proceeds thereof. The words “anticipate,” “contemplate,” “estimate,” “expect,” “project,” “plan,” “intend,” “believe,” “may,” “might,” “will,” “would,” “could,” “should,” “can have,” “likely,” “continue,” “design” and other words and terms of similar expressions are intended to identify forward-looking statements, and these statements may relate to the business of NextDecade and its subsidiaries. These statements have been based on NextDecade’s current assumptions, expectations, and projections about future events and trends and involve a number of known and unknown risks, which may cause actual results to differ materially from expectations expressed or implied in the forward-looking statements. These risks include uncertainties about progress in the development of NextDecade’s LNG liquefaction and export projects and the timing of that progress; NextDecade’s final investment decision (“FID”) in the construction and operation of a LNG terminal at the Port of Brownsville in southern Texas (the “Terminal”) and the timing of that decision; the successful completion of the Terminal by third-party contractors and an approximately 137-mile pipeline to supply gas to the Terminal being developed by a third-party; NextDecade’s ability to secure additional debt and equity financing in the future to complete the Terminal; the accuracy of estimated costs for the Terminal; statements that the Terminal, when completed, will have certain characteristics, including amounts of liquefaction capacities; the development risks, operational hazards, regulatory approvals applicable to the Terminal’s and the third-party pipeline's construction and operations activities; NextDecade’s anticipated competitive advantage and technological innovation which may render its anticipated competitive advantage obsolete; the global demand for and price of natural gas (versus the price of imported LNG); the availability of LNG vessels worldwide; changes in legislation and regulations relating to the LNG industry, including environmental laws and regulations that impose significant compliance costs and liabilities; NextDecade’s ability to develop and implement carbon capture and storage or similar technology to reduce anticipated carbon emissions from the Terminal; global pandemics including the 2019 novel coronavirus pandemic and their impact on NextDecade’s business and operating results, including any disruptions in NextDecade’s operations or development of the Terminal and the health and safety of NextDecade’s employees, and on NextDecade’s customers, the global economy and the demand for LNG; risks related to doing business in and having counterparties in foreign countries; NextDecade’s ability to maintain the listing of its securities on a securities exchange or quotation medium; changes adversely affecting the business in which NextDecade is engaged; management of growth; general economic conditions; NextDecade’s ability to generate cash; compliance with environmental laws and regulations; the result of future financing efforts and applications for customary tax incentives; and other matters discussed in the “Risk Factors” section of NextDecade’s Annual Report on Form 10-K for the year ended December 31, 2020 and other subsequent reports filed with the Securities and Exchange Commission, all of which are incorporated herein by reference. Additionally, any development of the Terminal remains contingent upon completing required commercial agreements, acquiring all necessary permits and approval, securing all financing commitments and potential tax incentives, achieving other customary conditions and making a final investment decision to proceed. The forward-looking statements in this press release speak as of the date of this release. Although NextDecade believes that the expectations reflected in these forward-looking statements are reasonable, it can give no assurance that the expectations will prove to be correct. NextDecade may from time to time voluntarily update its prior forward-looking statements, however, it disclaims any commitment to do so except as required by securities laws.